SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Sep. 30, 2020	Mar. 31, 2020
SUBSEQUENT EVENTS
NOTE 14 - SUBSEQUENT EVENTS

On October 30, 2020, the Company signed a term sheet with Alpha Holdings, Inc (Alpha) whereby Alpha, subject to a definitive agreement agreeable to both parties will invest US $ 5,000,000 in the Company. The term sheet outlines the terms of the agreement with a projected closure by December 31, 2020 for an initial investment of $2,500,000 and an additional investment of $2,500,000 on about April 30, 2021. The investment will be in the Company’s common stock to be priced at a low of six cents per share and a high of 10 cents per share subject to a 90 day weighted average pricing before closing. Upon completion of the $5,000,000 investment Alpha may elect a majority of the board of directors of the Company.

On October 28, 2020, the Company issued a $82,500 convertible note with an OID of $7,500. The note matures on October 28,2021 and bears fixed interest of 10%. After 180 days the note may be converted into common stock of the Company at a 35% discount to the lowest trading price during the 20 days prior to conversion.

On November 1, 2020, the Company entered into aa compensation agreement with a director as part of the appointment as Chief Operating Officer.

On November 4, 2020, 90,000 shares of series A convertible preferred shares and $600 of interest were converted into 3,235,714 shares of common stock. The balance of preferred shares outstanding after this conversion is 650,000.

On November 12, 2020, the Company issued a $138,000 convertible note with an OID of $10,000. The note matures on October 28,2021 and bears interest at 10% per annum. After 180 days the note may be converted into common stock of the Company at $0.04 per share or a 30% discount to the VWAC during the 20 days prior to conversion.

On November 12, 2020, 98,285 shares of series A convertible preferred shares of interest were converted into 3,510,214 shares of common stock. The balance of preferred shares outstanding after this conversion is 551,715. The Company has evaluated subsequent events to determine events occurring after September 30, 2020 through November 13, 2020 that would have a material impact on the Company’s financial results or require disclosure and have determined none exist other than those noted above in this footnote.

In April and May 2020, the Company issued 790,279 shares of common stock for the conversion of 35,000 shares of Series A preferred shares plus expenses of $3,000.

In April and May 2020, the Company issued 185,000 shares of common stock to 4 individuals with a value of $29,900 for service.

On May 6, 2020, the Company issued a secured note with face value of $50,000. The note matures on September 5, 2020 and bears interest at 7% per annum. In the event of a default the obligation increase to 150% of the outstanding balance and the interest rate increases to 12%.

On May 14, 2020, the Company issued 1,952,381 shares of common stock to two officers and directors with a value of $200,000 for debt due the officers.

On May 12, 2020, the Company issued 417,000 shares of common stock with a value of $50,000 as partial payment for a contractual agreement to commence laboratory studies for the Company.

On June 6, 2020, the Company issued 35,715 shares of common stock to one entity with a value of $5,000 for accounts payable.